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              SUPPLEMENT DATED FEBRUARY 9, 2012 TO YOUR PROSPECTUS

LIQUIDATION

At a meeting of the Board of Directors (the "Board") of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") held on January 31, 2012, the Board approved the liquidation and termination of the AllianceBernstein Money Market Portfolio Class A.

Effective as of the close of business on or about April 27, 2012, any Contract Value allocated to the AllianceBernstein Money Market Portfolio Sub-Account will be transferred to the Hartford Money Market HLS Fund Class IA Sub-Account.

Due to the liquidation of the AllianceBernstein Money Market Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 26, 2012. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 27, 2012:

    (i) any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

    (ii) Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Class IA Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the AllianceBernstein Money Market Portfolio, all references to the AllianceBernstein Money Market Portfolio in the prospectus are deleted.

FUND ADDITION

EFFECTIVE APRIL 26, 2012 THE FOLLOWING INVESTMENT OPTION IS ADDED IN ALPHABETICAL ORDER UNDER "HARTFORD SERIES FUND, INC." IN THE INVESTMENT OPTIONS TABLE IN THE SECTION ENTITLED "THE FUNDS":

FUNDING OPTION                               INVESTMENT OBJECTIVE SUMMARY                 INVESTMENT ADVISER/SUB-ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund --     Maximum current income consistent with      HL Investment Advisors, LLC
Class IA*                             liquidity and preservation of capital       Sub-advised by Hartford Investment Management
                                                                                  Company

* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

Please see the Fund's prospectus for expense information.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-8138